EXHIBIT 10.26

                                                       Bond No. SC 111 3329 7116


                                PERFORMANCE BOND


KNOW ALL MEN BY THESE PRESENTS: That we, TDI-Halter, L.P. (hereinafter called "Principal") as Principal, and Fireman's Fund Insurance Company, a corporation organized and existing under the laws of the State of California, and authorized to transact business in the State of Mississippi (hereinafter called "Surety"), as Surety, are held firmly bound unto Petrodrill Construction, Inc. (hereinafter called "Obligee"), as Obligee, in the penal sum of Eighty Four Million and no/100 US Dollars ($84,000,000.00), good and lawful money of the United States of America, for the payment of which, well and truly to be made, we bind ourselves, our heirs, administrators, executors, successors, and assigns, jointly and severally, firmly by these presents.

Signed, Sealed and Dated this 13th day of April, 1998.

Whereas, the above bounden Principal has entered into a certain written contract with the above-named Obligee, dated the 9th day of April, 1998 for One (1) fully operational and complete self-propelled Dynamic Positioned Semi-Submersible Drilling Vessel - Hull Number 1828 which contract is hereby referred to and made a part hereof as fully and to the same extent as if copied at length herein.

NOW, THEREFORE, THE CONDITION OF THE ABOVE OBLIGATION IS SUCH, That if the above bounden Principal shall well and truly keep, do and perform, each and every, all and singular, the matters and things in said contract set forth and specified to be by the said Principal kept, done and performed at the time and in the manner in said contract specified, and shall pay over, make good and reimburse to the above-named Obligee, all loss and damage which said Obligee may sustain by reason of failure or default on the part of said Principal, then this obligation shall be void; otherwise to be and remain in full force and effect.


                                      TDI-HALTER, L.P.
                                      ________________________________
                                                  Principal


                                      /s/ Illegible
                                      FIREMAN'S FUND INSURANCE COMPANY
                                      ________________________________
                                                   Surety


                                   By /s/ Illegible
                                      ________________________________
                                      Tomi J. Braun, Attorney-in-Fact

GENERAL
POWER OF
ATTORNEY                  FIREMAN'S FUND INSURANCE COMPANY

KNOW ALL MEN BY THESE PRESENTS: That FIREMAN'S FUND INSURANCE COMPANY, a Corporation duly organized and existing under the laws of the State of California, and having its principal office in the County of Marin, State of California, has made, constituted and appointed, and does by these presents make, constitute and appoint JERRY P. ROSE, TOMI J. BRAUN, DON E. CORNELL, L. RAY PITTS, JR., ROBBI MORALES, jointly or severally, Dallas, TX its true and lawful Attorney(s)-in-Fact, with full power and authority hereby conferred in its name, place and stead, to execute, seal, acknowledge and deliver any and all bonds, undertaking, recognizances or other written obligations in the nature thereof and to bind the Corporation thereby as fully and to the same extent as if such bonds were signed by the President, sealed with the corporate seal of the Corporation and duly attested by its ecretary, hereby ratifying and confirming all that the said Attorney(s)-in-Fact may do in the premises.

This power of attorney is granted pursuant to Article VII, Sections 45 and 46 of By-laws of FIREMAN'S FUND INSURANCE COMPANY now in full force and effect.

      "Article VII. APPOINTMENT AND AUTHORITY OF RESIDENT SECRETARIES, ATTORNEY-IN-FACT AND AGENTS TO ACCEPT LEGAL PROCESS AND MAKE APPEARANCES.

      Section 45. APPOINTMENT. The Chairman of the Board of Directors, the President, any Vice-President or any other person authorized by the Board of Directors, the Chairman of the Board of Directors, the President or any Vice-President may, from time to time, appoint Resident Assistant Secretaries and Attorneys-in-Fact to represent and act for and on behalf of the Corporation and Agents to accept legal process and make appearances for and on behalf of its Corporation.

      Section 46. AUTHORITY. The authority of such Resident Assistant Secretaries, Attorneys-in-Fact and Agents shall be as prescribed in the instrument evidencing their appointment. Any such appointment and all authority granted thereby may be revoked at any time by the Board of Directors or by any person empowered to make such appointment."

This power of attorney is signed and sealed under and by the authority of the following Resolution adopted by the Board of Directors of FIREMAN'S FUND INSURANCE COMPANY at a meeting duly called and held on the 7th day of August, 1984, and said Resolution has not been amended or repealed:

      "RESOLVED, that the signature of any Vice-President, Assistant Secretary, and Resident Assistant Secretary of this Corporation, and the seal of this Corporation may be affixed or printed on any power of attorney, on any revocation of any power of attorney, or on any certificate relating thereto, by facsimile, and any power of attorney, and revocation of any power of attorney, or certificate bearing such facsimile signature or facsimile seal shall be valid and binding upon the Corporation."

IN WITNESS WHEREOF, FIREMAN'S FUND INSURANCE COMPANY has caused these presents to be signed by its Vice-President, and its corporate seal to be hereunto affixed this 23rd day of September, 1997.

                                    FIREMAN'S FUND INSURANCE COMPANY


                              By /s/ Illegible
                                 ____________________________________
                                             Vice-President



STATE OF CALIFORNIA     ss.
                        ss.
COUNTY OF MARIN         ss.

On this 23rd day of September, 1997, before me personally came M.A. Mallonee, to me known, who, being by me duly sworn, did depose and say: that he is Vice-Ptesident of FIREMAN'S FUND INSURANCE COMPANY, the Corporation described in and which executed the above instrument; that he knows the seal of said Corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said Corporation and that he signed his name thereto by like order.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year herein first above written.


                                 /s/ Illegible
                                 ____________________________________
                                            Notary Public

                                   CERTIFICATE

STATE OF CALIFORNIA     ss.
                        ss.
COUNTY OF MARIN         ss.

I, the undersigned, Resident Assistant Secretary of FIREMAN'S FUND INSURANCE COMPANY, a CALIFORNIA Corporation, DO HEREBY CERTIFY that the foregoing and attached POWER OF ATTORNEY remains in full force and has not been revoked; and furthermore that Article VII, Sections 45 and 46 of the By-laws of the Corporation, and the Resolution of the Board of Directors; set forth in the Power of Attorney, are now in force.

Signed and sealed at the County of Marin. Dated the 13th day of April, 1998.



                                 /s/ ILLEGIBLE
                                 ____________________________________
                                     Resident Assistant Secretary